UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2005




                             Atrium Companies, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                     333-20095               75-2642488

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


        3890 West Northwest Highway, Suite 500, Dallas, TX     75220
             (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (214) 630-5757


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01      Completion of Acquistion or Disposition of Assets.

Atrium Companies, Inc. ("Atrium") announced that, on June 6, 2005, its wholly-owned subsidiary, Superior Engineered Products Corporation ("Superior"), completed the sale of its aluminum screen and steel products business to Superior Building Products, Inc. ("SBP"), a newly formed acquisition subsidiary of Prime-Line Products Company. The sale price for the transaction was $12.75 million in cash. For the twelve-month period ending April 30, 2005, Superior's aluminum screen and steel products business had net sales of approximately $15.8 million and EBITDA of approximately $1.9 million. The sale is consistent with Atrium's strategy to sell non-core assets selectively and focus on its core business of manufacturing and distributing aluminum and vinyl windows. Superior, a California corporation that sells predominantly vinyl windows to the repair and remodeling market in California, Arizona, Nevada and Hawaii, will continue to operate as a wholly-owned subsidiary of Atrium.

Item 8.01      Other Events.

Following the sale by Superior of its aluminum screen and steel products business to SBP, Atrium has cash on hand of approximately $19 million. The foregoing clarifies and updates Atrium's discussion of its cash on hand in its Current Report on Form 8-K filed on June 1, 2005.

Statements in this Current Report on Form 8-K, other than statements of historical information, are forward-looking statements. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those projected or suggested herein due to certain risks and uncertainties including, without limitation, operating risks. Those and other risks are described in Atrium's filings with the Securities and Exchange Commission (the "SEC"), copies of which are available from the SEC or may be obtained upon request from the Company.






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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ATRIUM COMPANIES, INC.



Date: June 7, 2005
                                          By: /s/ Philip J. Ragona
                                              ----------------------------------
                                              Name:  Philip J. Ragona
                                              Title: Senior Vice President and
                                                     General Counsel